                                                                EXHIBIT NO. 10.1

                           CONSENT AND AMENDMENT No. 3

                  CONSENT AND AMENDMENT No. 3 (this "Amendment") dated as of
November 19, 2004 among FINLAY FINE JEWELRY CORPORATION, a Delaware corporation
(the "Borrower"), FINLAY ENTERPRISES, INC., a Delaware corporation (the
"Parent"), the lenders named herein and signatory hereto (the "Lenders") and
GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent"), for the Lenders.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Parent, the Borrower, the Lenders and the Agent
are parties to a Second Amended and Restated Credit Agreement dated as of
January 22, 2003 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"); and

                  WHEREAS, subject to the terms and conditions contained herein the parties hereto desire to amend certain provisions of the Credit Agreement;

                  NOW THEREFORE, for good and valuable consideration, the
receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise specifically defined
herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                  2. Amendment to Credit Agreement.

                  (a) As of the Effective Date (as defined herein), Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in their appropriate alphabetical order:

                  "Amendment No. 3" shall mean the Consent and Amendment No. 3 to the Credit Agreement dated November 19, 2004 entered into between the Parent, the Borrower, the Agent and the Lenders party thereto.

                  "Amendment No. 3 Effective Date" shall mean November 19, 2004, the Effective Date as defined in Amendment No. 3.

                  (b) As of the Effective Date (as defined herein), the
definition of "Borrowing Base" is hereby amended and restated in its entirety to read as follows:

                  "Borrowing Base" shall mean, at any time, the sum of (i) an amount equal to sixty percent (60%) of the aggregate value (lower of cost (on a first-in-first-out basis

consistent with the Borrower's practices) and current market value) of Eligible
Inventory plus (ii) an amount equal to eighty-five percent (85%) of the Net
Amount of Eligible Receivables; in each case as indicated on the most recent monthly Borrowing Base Certificate delivered to the Agent by the Borrower as of such time, unless a more recent Borrowing Base Certificate has been requested by the Agent pursuant to Section 8.1 and delivered by the Borrower to the Agent, in which case as indicated on such more recent Borrowing Base Certificate. In no event shall any Borrowing Base be attributable to Foreign Inventory and Foreign
Receivables.

                  The Agent reserves the right to adjust the Borrowing Base in its reasonable judgment by revising standards of eligibility, establishing reserves, and/or subject to the following sentence increasing or decreasing from time to time the percentages set forth above, in which case "Borrowing Base"
shall be defined to include such revisions, reserves or altered percentages.
Notwithstanding the foregoing, any increase in the percentages set forth above shall require the consent of the Majority Lenders."

                  (c) As of the Effective Date, Section 8.1 of the Credit
Agreement is hereby amended by deleting subsection (p) in its entirety and replacing it with the following:

                  "(x) not later than 12:00 noon (New York time) five (5)
Business Days after the end of each fiscal month, and (y) within three (3) days following the written request of the Agent, a certificate dated the last day of such fiscal month (or with respect to a request made under clause (y) above, an estimated certificate dated the date of delivery) from the Borrower, in each case substantially in the form of Exhibit 8.1(p) hereto, each such certificate to be signed by the Designated Officer of the Borrower (each such certificate, a
"Borrowing Base Certificate"); provided that the Borrower shall provide weekly
Borrowing Base Certificates not later than Wednesday, 12:00 noon (New York) of each week (i) upon Agent's request, if a Default or Event of Default shall have occurred and be continuing or (ii) if Excess Availability is less than
$50,000,000 for five (5) consecutive Business Days. For purposes of this Section
8.1(p) only, "Excess Availability" shall mean, as of any date of determination, the excess, if any, of (a) the lesser of (i) the Borrowing Base or (ii) the aggregate Revolving Credit Facility Commitment minus (b) the aggregate outstanding Loans and Letter of Credit Obligations at such time. The delivery of the Borrowing Base Certificate pursuant to clause (x) of this Section 8.1(p)
shall be accompanied by the following, each of which shall be in form, scope and substance satisfactory to the Agent, (i) a copy of the receivables aging trial balances of the Borrower and each of its Subsidiaries as of the end of the prior month, together with an accounts receivable reconciliation to the Borrowing Base
Certificate date, and (ii) a schedule of Eligible Inventory, valued at the lesser of cost (on a specific identification basis) or current market value and setting forth the locations of all such Eligible Inventory (which may be done by reference to the computer information to which the Agent has on-line access to the extent required by Section 8.7(b) hereof), including, without limitation,
Domestic Inventory in transit and Domestic Inventory not in the possession of the Borrower and the name of the Person in possession thereof."

                                       2

                  (d) As of the Effective Date, Section 9.6(a)(vi) of the Credit
Agreement is hereby amended by deleting subsection (vi) in its entirety and replacing it with the following:

                  "(vi) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may pay dividends to the Parent for the repurchase, acquisition or redemption by the Parent of up to $12,600,000 of its common stock in open market or privately negotiated transactions (which may be with Affiliates of the Parent), during the period from the Amendment No. 3
Effective Date to and including September 30, 2005; provided, that immediately after giving effect to any stock repurchase the Borrower shall have the ability to draw an additional Revolving Advance in the amount of at least $30,000,000;
provided, further that the Parent shall give the Agent quarterly notice, in arrears, of each repurchase made by it pursuant to this clause (vi), specifying the amount of aggregate repurchases and the source from which the Borrower obtained the funds to be used to effectuate such repurchases; and"

                  3. Representations and Warranties. Each of the Parent and the
Borrower represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Consent and
Amendment):

                  (a) Each of the Parent and the Borrower has taken all
necessary action to authorize the execution, delivery and performance of this
Consent and Amendment.

                  (b) This Consent and Amendment has been duly executed and
delivered by the Parent and the Borrower and the acknowledgement attached hereto has been duly executed and delivered by each Subsidiary party hereto. This
Consent and Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Parent and the Borrower, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

                  (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Consent and Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse
Effect.

                  (d) After giving effect to this Consent and Amendment, each of the Borrower and the Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan
Documents.

                  (e) After giving effect to this Consent and Amendment, no
event has occurred and is continuing which constitutes a Default or an Event of
Default.

                                       3

                  (f) All representations and warranties contained in the Credit
Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

                  4. Effective Date. The amendment to the Credit Agreement
contained herein shall become effective as of November 19, 2004 only at such time as (i) this Amendment has been duly executed and delivered by the Borrower, the Parent and the Majority Lenders and (ii) the acknowledgement attached hereto has been executed and delivered by each of the Subsidiaries party hereto. Upon the satisfaction of the conditions contained in the foregoing clauses (i) and
(ii), November 19, 2004 shall be the "Effective Date".

                  5. Consent to Gold Consignment Amendment. The Majority Lenders
hereby consent to the execution and delivery by the Parent, the Borrower and
eFinlay of the Sixth Amendment to the Gold Consignment Agreement (and any
ancillary documents thereto) as well as an amendment to the Gold Consignment
Agreement consistent with the terms of this Amendment.

                  6. Expenses. The Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

                  7. Continued Effectiveness. The term "Agreement", "hereof",
"herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment.
Each of the Borrower and the Parent hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

                  8. Counterparts. This Amendment may be executed in
counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

                                      * * *

                                       4

                  IN WITNESS WHEREOF the parties hereto have caused this
Amendment No. 3 to be duly executed by their respective officers as of the date first written above.

                            FINLAY FINE JEWELRY CORPORATION

                            By: /s/ Bruce E. Zurlnick
                                --------------------------------
                                Name:  Bruce E. Zurlnick
                                Title: Senior Vice President, Treasurer and
                                       Chief Financial Officer

                            FINLAY ENTERPRISES, INC.

                            By: /s/ Bruce E. Zurlnick
                                --------------------------------
                                Name:  Bruce E. Zurlnick
                                Title: Senior Vice President, Treasurer and
                                       Chief Financial Officer

                            GENERAL ELECTRIC CAPITAL CORPORATION,
                            Individually and as Agent

                            By: /s/ Charles Chiodo
                                --------------------------------
                                Name:  Charles Chiodo
                                Title: Duly Authorized Signatory

                            FLEET PRECIOUS METALS INC.

                            By: /s/ Anthony J. Capuano
                                --------------------------------
                                Name:  Anthony J. Capuano
                                Title: Senior Vice President

                            By: /s/ Paul Angland
                                --------------------------------
                                Name:  Paul Angland
                                Title: Vice President

                            ABN AMRO BANK N.V.

                            By:
                                --------------------------------
                                Name:
                                Title:

                       Signature Pages to Amendment No. 3

                            BANK LEUMI USA

                            By:
                                --------------------------------
                                Name:
                                Title:

                            By:
                                --------------------------------
                                Name:
                                Title:

                            JPMORGAN CHASE BANK

                            By: /s/ Lisa Augustus
                                --------------------------------
                                Name:  Lisa Augustus
                                Title: Vice President

                            WELLS FARGO FOOTHILL, LLC

                             By: /s/ Lan Wong
                                 -------------------------------
                                 Name:  Lan Wong
                                 Title: Vice-President

                       Signature Pages to Amendment No. 3

Each of the Guarantors, by signing below, confirms in favor of the Agent and the
Lenders that it consents to the terms and conditions of the foregoing Consent and Amendment No. 3 to the Second Amended and Restated Credit Agreement and
agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under its respective Guaranty and that all terms of such Guaranty shall continue in full force and effect, subject to the terms thereof.

FINLAY JEWELRY, INC.

By: /s/ Bruce E. Zurlnick
   --------------------------------------
   Name:  Bruce E. Zurlnick
   Title: Senior Vice President, Treasurer and
          Chief Financial Officer

FINLAY MERCHANDISING & BUYING, INC.

By: /s/ Bruce E. Zurlnick
   --------------------------------------
   Name:  Bruce E. Zurlnick
   Title: Senior Vice President, Treasurer and
          Chief Financial Officer

eFINLAY, INC.

By: /s/ Bruce E. Zurlnick
   --------------------------------------
   Name:  Bruce E. Zurlnick
   Title: Senior Vice President, Treasurer and
          Chief Financial Officer

                       Signature Pages to Amendment No. 3